SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2001


                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                     0-12957                     22-237286
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)                Identification)



                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (732) 980-4500



                                       N/A
          (Former name or former address, if changed since last report)


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Item 5. Other Events

     On February, 16, 2001, Enzon, Inc. announced the following statement concerning Schering-Plough Corporation's recent announcement on manufacturing issues as a result of FDA inspections at its New Jersey and Puerto Rico facilities.

     "PEG-INTRON(TM) and INTRON(R) A are manufactured at Schering-Plough's biotechnology manufacturing facility in County Cork (Brinny), Ireland."

     PEG-INTRON(TM) (peginterferon alfa-2b) is a longer acting form of Schering-Plough's INTRON(R) A (interferon alfa-2b, recombinant) Injection that uses proprietary PEG technology developed by Enzon. Under the Company's licensing agreement with Schering-Plough, Enzon is entitled to royalties on worldwide sales of PEG-INTRON.

     On January 19, 2001, the FDA granted marketing approval to PEG-INTRON for use as once-weekly monotherapy for the treatment of chronic hepatitis C in patients not previously treated with alpha interferon who have compensated liver disease and are at least 18 years of age. PEG-INTRON is the first and only pegylated interferon approved for marketing in the world.

     On February 20, 2001, Enzon, Inc. reported that Schering-Plough Corporation of Kenilworth, N.J., has been issued U.S. patent 6,172,046 claiming a method of treating patients infected with hepatitis C virus by administering peginterferon alfa-2b (PEG-INTRON(TM)) and ribavirin (REBETOL(R)) combination therapy. Corresponding international patents have been filed.

     REBETOL is currently approved in the United States for use in combination with INTRON A Injection for the treatment of chronic hepatitis C in patients with compensated liver disease previously untreated with alpha interferon or who have relapsed following alpha interferon therapy. REBETOL is marketed in the United States as a component of REBETRON(TM) Combination Therapy, which contains REBETOL Capsules and INTRON A Injection in a single package. On November 7, 2000, Schering-Plough submitted a supplemental New Drug Application (sNDA) seeking FDA approval to market REBETOL separately for use in combination with INTRON A. The REBETOL application is currently undergoing FDA review.


     Except for the historical information herein, the matters discussed in this Form 8-K include forward-looking statements that may involve a number of risks and uncertainties. Actual results may vary significantly based upon a number of factors which are described in Enzon's Form 10-K, Form 10-Q's and Form 8-K on file with the SEC, including without limitation, risks in obtaining and maintaining regulatory approval for Enzon's products and expanded indications for such products, market acceptance of and continuing demand for Enzon's products and the impact of competitive products and pricing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2000


                                                ENZON, INC.
                                            -------------------
                                               (Registrant)


                                     By: /s/ Kenneth J. Zuerblis
                                         -------------------------------------
                                         Kenneth J. Zuerblis
                                         Vice President, Finance and Chief
                                         Financial Officer